Exhibit 99.2
TELEFLEX INCORPORATED AND SUBSIDIARIES
Income from Continuing Operations, Net of Tax
And Diluted Earnings Per Share Attributable to Common Shareholders
Adjusted To Reflect Discontinued Operations
(Unaudited)

	Three Months Ended
	March 27, 2011		March 28, 2010
	(Dollars in thousands, except per share)
		EPS		EPS
Amounts attributable to common shareholders:
Income from continuing operations, net of tax	$13,774	$0.34	$32,577	$0.81
Restructuring and other impairment charges, net of tax	370	0.01	348	0.01
Losses and other charges, net of tax (A)	12,793	0.32	—	—
Amortization of debt discount on convertible notes, net of tax	1,501	0.04	—	—
Intangible amortization expense, net of tax	6,994	0.17	6,701	0.17

Income from continuing operations, net of tax excluding restructuring and other impairment charges, net of tax, losses and other charges, net of tax, amortization of debt discount on convertible notes, net of tax and intangible amortization expense, net of tax	$35,432	$0.88	$39,626	$0.99

(A)	Losses and other charges include loss on extinguishment of debt and charges related to severance payments and benefits to be provided to our former chief executive officer.
Diluted earnings per share information is presented on a rounded basis, which may cause minor differences.

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TELEFLEX INCORPORATED AND SUBSIDIARIES
Income from Continuing Operations, Net of Tax
And Diluted Earnings Per Share Attributable to Common Shareholders
Adjusted To Reflect Discontinued Operations
(Unaudited)

	Year Ended December 31,
	2010		2009
	(Dollars in thousands, except per share)
		EPS		EPS
Amounts attributable to common shareholders:
Income from continuing operations, net of tax	$88,829	$2.21	$125,957	$3.15
Restructuring and other impairment charges, net of tax	1,863	0.05	5,511	0.14
Losses and other charges, net of tax(A)	34,798	0.86	1,592	0.04
Tax adjustments(B)	(2,939)	(0.07)	(14,802)	(0.37)
Amortization of debt discount on convertible notes, net of tax	2,444	0.06	—	—
Intangible amortization expense, net of tax	26,866	0.67	26,647	0.67

Income from continuing operations, net of tax excluding restructuring and other impairment charges, net of tax, losses and other charges, net of tax, tax adjustments, amortization of debt discount on convertible notes, net of tax and intangible amortization expense, net of tax	$151,861	$3.77	$144,905	$3.63

(A)	In 2010, losses and other charges principally related to the loss on extinguishment of debt and factory shut down costs associated with the custom IV tubing product. In 2009, losses and other charges relate to restructuring related costs associated with the Arrow acquisition.

(B)	The tax adjustments represents a benefit from the net reduction in income tax reserves and discrete tax benefits related primarily to the resolution of various uncertain tax provisions; the settlement of tax audits; and other adjustments to taxes recorded with respect to prior years, principally resulting from changes to tax law and adjustments to previously filed income tax returns.
Diluted earnings per share information is presented on a rounded basis, which may cause minor differences.

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TELEFLEX INCORPORATED AND SUBSIDIARIES
Income from Continuing Operations, Net of Tax
And Diluted Earnings Per Share Attributable to Common Shareholders
Adjusted To Reflect Discontinued Operations
(Unaudited)

	Three Months Ended								Year Ended
	March 28, 2010		June 27, 2010		September 26, 2010		December 31, 2010		December 31, 2010
	(Dollars in thousands, except per share)
		EPS		EPS		EPS		EPS		EPS
Amounts attributable to common shareholders:
Income from continuing operations, net of tax	$32,577	$0.81	$32,087	$0.80	$10,761	$0.27	$13,404	$0.33	$88,829	$2.21
Restructuring and other impairment charges, net of tax	348	0.01	(82)	—	761	0.02	836	0.02	1,863	0.05
Losses and other charges, net of tax(A)	—	—	—	—	20,876	0.52	13,922	0.35	34,798	0.86
Tax adjustments(B)	—	—	—	—	—	—	(2,939)	(0.07)	(2,939)	(0.07)
Amortization of debt discount on convertible notes, net of tax	—	—	—	—	979	0.02	1,465	0.04	2,444	0.06
Intangible amortization expense, net of tax	6,701	0.17	6,940	0.17	6,609	0.16	6,616	0.16	26,866	0.67

Income from continuing operations, net of tax excluding restructuring and other impairment charges, net of tax, losses and other charges, net of tax, tax adjustments, amortization of debt discount on convertible notes, net of tax and intangible amortization expense, net of tax	$39,626	$0.99	$38,945	$0.97	$39,986	$0.99	$33,304	$0.83	$151,861	$3.77

(A)	In 2010, losses and other charges principally related to the loss on extinguishment of debt and factory shut down costs associated with the custom IV tubing product.

(B)	The tax adjustments represents a benefit from the net reduction in income tax reserves and discrete tax benefits related primarily to the resolution of various uncertain tax provisions; the settlement of tax audits; and other adjustments to taxes recorded with respect to prior years, principally resulting from changes to tax law and adjustments to previously filed income tax returns.
Diluted earnings per share information is presented on a rounded basis, which may cause minor differences.

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